Exhibit 8.1

List of subsidiaries of H World Group Limited

List of Subsidiaries

I. Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)
H World Holdings (HK) Limited (Hong Kong)
H World Holdings Singapore Pte. Ltd. (Singapore)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II. Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries
1.001	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.002	Crystal Orange Hotel Holdings Limited (BVI)
1.003	Orange Hotel Hong Kong Limited (Hong Kong)
1.004	ACL Greater China Limited (Hong Kong)
1.005	H World (HK) Investment Limited (Hong Kong)
1.006	TAHM Investment Limited (Hong Kong)
1.007	Huazhu Investment I Limited (Hong Kong)
1.008	Starway Hotel Holdings Limited (BVI)
1.009	Hi Inn Hotel Holdings Limited (BVI)
1.010	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
1.011	Starway Lodging (Hong Kong) Limited (Hong Kong)
1.012	Huazhu K.K. (Japan)
1.013	Elan Hotel Holdings Limited (BVI)
1.014	Elan Hotel (Hong Kong) Limited (Hong Kong)
1.015	H World Technologies Pte. Ltd.(Singapore)
1.016	H Rewards Pte. Ltd.(Singapore)
1.017	H World Hotel Management Pte. Ltd.(Singapore)
1.018	H World Investment GmbH (Germany)
1.019	DH Group GmbH & Co. KG (Germany)
1.020	Huazhu Hospitality Inc (BVI)
1.021	Huazhu Hospitality (Hong Kong) Limited (Hong Kong)
1.022	Steigenberger Hotels GmbH (Germany)
1.023	IntercityHotel GmbH (Germany)
1.024	Deutsche Hospitality Hotels Czech Republic s.r.o.(Czech Republic)
1.025	Sourcify GmbH (Germany)
1.026	Steigenberger Consulting GmbH (Germany)
1.027	Deutsche Hospitality Asset GmbH (Germany)
1.028	Hotel Columbia 2 GmbH(Germany)
1.029	Steigenberger Spa GmbH (Germany)
1.030	Steigenberger (Saudi Arabia)
1.031	STAG Hotelverwaltungs-Gesellschaft mbH (Austria)
1.032	Steigenberger Hotels AG (Switzerland)
1.033	STAG Hotels Netherlands B.V. (Netherlands)
1.034	Scheveningen Hotel Holding B.V. (Netherlands)
1.035	STAG Belgium N.V. (Belgium)
1.036	Steigenberger Italia S.r.l. (Italy)
1.037	Steigenberger DMCC (UAE)
1.038	Tunisian Hospitality Group SARL (Tunisia)
1.039	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.040	Deutsche Hospitality Hotels Spain S.L. (Spain)
1.041	Yagao Meihua Hotel Management Co., Ltd.
1.042	Tianjin Yagao Hotel Management Co., Ltd.
1.043	Starway Hotel Management (Shanghai) Co., Ltd.
1.044	Orange Hotel Management (China) Co., Ltd.
1.045	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.

1.046	Beijing Orange Times Softwares Technology Co., Ltd.
1.047	Yiju (Shanghai) Hotel Management Co., Ltd.
1.048	Shanghai HanTing Hotel Management Group, Ltd.
1.049	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.050	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.051	Huazhu (Hainan) Hotel Management Co., Ltd
1.052	Shanghai Huaxiang Catering Management Co., Ltd.
1.053	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.054	Xingji Hotel Management (Ningbo) Co., Ltd.
1.055	Suzhou Siting Hotel Limited
1.056	Nanjing Yiya Hotel Management Co., Limited
1.057	Tianjin Huazhu Hotel Limited
1.058	Chengdu Kehua Hotel Limited
1.059	Chengdu Siting Hotel Limited
1.060	Ya’an Yiya Hotel Limited
1.061	Huasu (Hainan) Enterprise Management Co., Ltd.
1.062	Jizhu Information Technology (Shanghai) Co., Ltd.
1.063	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.064	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.065	Shanghai Chengge Hotel Management Co., Ltd.
1.066	Huazhu Hotel Management (Shenzhen) Co., Ltd.
1.067	Shanghai Shuohong Hotel Management Co., Ltd.
1.068	Shanghai Ibis Hotel Management Co., Limited
1.069	Nanjing Meiyue Hotel Management Co., Ltd.
1.070	Xi’an Anruosi Hotel Management Co., Ltd.
1.071	Xi’an Yusi Hotel Management Co., Ltd.
1.072	Ibis Xiamen Hotel Limited
1.073	Beijing Yaoting Hotel Management Co., Ltd.
1.074	Beijing Xiting Hotel Management Co., Ltd.
1.075	Beijing Huazhu Ruijing Hotel Management Co., Ltd.
1.076	Shanghai Yiju Hotel Management Co., Ltd. （上海逸居酒店管理有限公司）
1.077	Wuxi Yiju Hotel Management Co., Ltd.
1.078	Shanghai Yate Hotel Management Co., Ltd.
1.079	Shanghai Songting Hotel Management Co., Ltd.
1.080	Shanghai Qinting Hotel Management Co., Ltd. （上海沁庭酒店管理有限公司）
1.081	Shanghai Xinting Hotel Management Co., Ltd.（上海新庭酒店管理有限公司）
1.082	Shanghai Pengting Hotel Management Co., Ltd.
1.083	Shanghai Luting Hotel Management Co., Ltd.
1.084	Shanghai Haoting Hotel Management Co., Ltd. （上海灏庭酒店管理有限公司）
1.085	Shanghai Changting Hotel Management Co., Ltd.（上海长庭酒店管理有限公司）
1.086	Shanghai Xiting Hotel Management Co., Ltd. (上海熙庭酒店管理有限公司)
1.087	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.088	Shanghai Aiting Hotel Management Co., Ltd.
1.089	Shanghai Yiju Hotel Management Co., Ltd. （上海宜居酒店管理有限公司）
1.090	Shanghai Changting Hotel Management Co., Ltd.（上海畅庭酒店管理有限公司）
1.091	Shanghai Huawei Education Technology Co., Ltd.
1.092	Hangzhou Qiuting Hotel Management Co., Ltd.
1.093	Hangzhou Yishitan Investment and Management Co., Ltd.
1.094	Hangzhou Senting Hotel Management Co., Ltd.
1.095	Beijing Zhongting Hotel Management Co., Ltd.
1.096	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.097	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.098	Beijing Jiating Hotel Management Co., Ltd.
1.099	Beijing Anting Hotel Management Co., Ltd.
1.100	Tianjin Yiting Hotel Management Co., Ltd.
1.101	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.102	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.103	Xi’an Fengting Hotel Management Co., Ltd.
1.104	Jinan Hanting Hotel Management Co., Ltd.
1.105	Zibo HanTing Hotel Management Co., Ltd.
1.106	Xiamen Wuting Hotel Co., Ltd.

1.107	Xiamen Tingju Hotel Co., Ltd.
1.108	Xiamen Xiating Hotel Co., Ltd.
1.109	Guangzhou Chengting Hotel Management Co., Ltd.
1.110	Guangzhou Shangbin Hotel Co., Ltd.
1.111	Guangzhou Mengting Hotel Management Co., Ltd.
1.112	Guangzhou Huiting Hotel Management Co., Ltd.
1.113	Guangzhou Meiting Hotel Management Co., Ltd.
1.114	Shenzhen Shenting Hotel Management Co., Ltd.
1.115	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.116	Shenyang Maruika Hotel Management Co., Ltd.
1.117	Kunming Xiting Hotel Management Co., Ltd.
1.118	Baotoushi Anting Hotel Management Co., Ltd.
1.119	Huazhu Hotel Management Co., Ltd.
1.120	Hanting Technology (Suzhou) Co., Ltd.
1.121	Tianjin Huasu Enterprise Management Co., Ltd.
1.122	Shanghai Keting E-Commerce Co., Ltd.
1.123	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.124	Chengdu Zongju Hotel Management Co., Ltd.
1.125	Tianjin Huarui Hotel Management Co., Ltd.
1.126	Banma Yigou E-Commerce Co., Ltd.
1.127	Shanghai Huiting Hotel Management Co., Ltd. （上海荟庭酒店管理有限公司）
1.128	Shanghai Huiyue Hotel Management Co., Ltd.
1.129	Shanghai Fanting Hotel Management Co., Ltd.
1.130	Shanghai Yinting Hotel Management Co., Ltd.
1.131	Shanghai Guangting Hotel Management Co., Ltd.
1.132	Shanghai Lanting Hotel Management Co., Ltd.
1.133	Shanghai Baiting Hotel Management Co., Ltd.
1.134	Shanghai Chengji Hotel Management Co., Ltd.
1.135	Shanghai Xingting Hotel Management Co., Ltd.
1.136	Shanghai Fangpu Hotel Management Co., Ltd.
1.137	Shanghai Manao Hotel Management Co., Ltd.
1.138	Hangzhou Pingting Hotel Management Co., Ltd.
1.139	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.140	Hangzhou Miaoting Hotel Management Co., Ltd.
1.141	Jinan Luoting Hotel Management Co., Ltd.
1.142	Xi’an Yahua Hotel Management Co., Ltd.
1.143	Xi’an Quanji Maoting Hotel Management Co., Ltd.
1.144	Kunshan Bizhu Enterprise Management Co., Ltd.
1.145	Hangzhou Yilai Hotel Chain Co., Ltd.
1.146	Huazhu Enterprise Management Co., Ltd.
1.147	Shanghai Aiqu Enterprise Management Co., Ltd.
1.148	Shanghai Wuqin Equity Fund Co., Ltd.
1.149	Huazhu Investment (Shanghai) Co., Ltd.
1.150	Shanghai Jijing Catering Co., Ltd.
1.151	Shanghai Yiju Hotel Management Co., Ltd. （上海宜桔酒店管理有限公司）
1.152	Shanghai Shangting Hotel Management Co., Ltd.
1.153	Shanghai Hongting Hotel Management Co., Ltd.
1.154	Shanghai Duting Hotel Management Co., Ltd.
1.155	Shanghai Hongxi Hotel Management Co., Ltd.
1.156	Shanghai Haoting Hotel Management Co., Ltd. （上海郝庭酒店管理有限公司）
1.157	Shanghai Tongji Hotel Management Co., Ltd.
1.158	Shanghai Chunting Hotel Management Co., Ltd.
1.159	Shanghai Moting Hotel Management Co., Ltd.
1.160	Hangzhou Ansheng Hotel Management Co., Ltd.
1.161	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.162	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.163	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.164	Beijing Dongnian Hotel Co., Ltd.
1.165	Zhuhai Manneijiali Investment Development Company Limited
1.166	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.167	Guangzhou Didu Hotel Management Co., Ltd.

1.168	Guangzhou Bihua Hotel Management Co., Ltd.
1.169	Shanghai Hua Yu Zhou enterprise Management Co., Ltd.
1.170	Shenzhen Chengxuan Hotel Management Co., Ltd.
1.171	Shenzhen Qiquan Hotel Management Co., Ltd.
1.172	Shanghai Jizhu Investment Management Co., Ltd.
1.173	Kunshan Hanka Catering Management Co., Ltd.
1.174	Ningbo Huating Investment Consulting Co., Ltd.
1.175	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.176	Shanghai Huazhu Chengxing Management Consulting Co., Ltd.
1.177	Huazhu Enterprise Management (Zhuhai Hengqin) Co., Ltd.
1.178	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.179	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.180	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.181	Beijing Crystal Orange Hotel Management Co., Ltd.
1.182	Beijing Orange Times Hotel Management Co., Ltd.
1.183	Shanghai Juchao Department Management Co., Ltd.
1.184	Guiyang Yangguang Hotel Management Co., Ltd.
1.185	Beijing Yuecheng Hotel Management Co., Ltd.
1.186	Hangzhou Zhongcheng Hotel Management Co., Ltd.
1.187	He Garden Hotel (Beijing) Co., Ltd.
1.188	Xi ‘an Chengjia Fukai Hotel Management Co., Ltd.
1.189	Shanghai Shiju Catering Service Co., Ltd.
1.190	Tianjin Jizhu Information Technology Co., Ltd.
1.191	Ningbo Futing Enterprise Management Co., Ltd.
1.192	Huanmei Information Technology (Shanghai) Co., Ltd.
1.193	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.194	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.195	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.196	Tianjin Huazhu Finance Leasing Co., Ltd.
1.197	Ningbo Jishi Investment Management LLP
1.198	Ningbo Jisu Investment Management LLP
1.199	Ningbo Qiji Galaxy Investment Management Center LLP
1.200	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
1.201	Huazhu (Shanghai) Hotel Management Co., Ltd.
1.202	Shanghai Blossom House Investment Management Co., Ltd.
1.203	Shanghai Blossom Hotel Management Co., Ltd.
1.204	Shanghai Changguan Investment Management Co., Ltd.
1.205	Chengdu Jishun Hotel Management Co., Ltd.
1.206	Wuxi Blossom House Culture Tourism Investment Co., Ltd.
1.207	Suzhou Blossom Hotel Investment Management Co., Ltd.
1.208	Huzhou Blossom House Hotel Investment Management Co., Ltd.
1.209	Ningbo Blossom House Hotel Management Co., Ltd.
1.210	Lijiang Blossom House Hotel Management Co., Ltd.
1.211	Diqingzhou Blossom House Hotel Management Co., Ltd.
1.212	Guangzhou Huange Hotel Management Co., Ltd.
1.213	Jisu Enterprise Management Co., Ltd.
1.214	Changsha Changting Hotel Management Co., Ltd.
1.215	Shanghai Huaxiang Six Catering Management Co., Ltd.
1.216	Nanjing Hongying Hotel Management Co., Ltd.
1.217	Wuxi Hanting Hotel Management Co., Ltd.
1.218	Shanghai Huaxiang Four Catering Management Co., Ltd.
1.219	Huazhu Cloud (Shanghai) Information Technology Co., Ltd.
1.220	Shanghai Yaoting Enterprise Management Co., Ltd.
1.221	Shanghai Xingqing Hotel Management Co., Ltd.
1.222	Jihao Hotel Management (Shanghai) Co., Ltd.
1.223	Shanghai Huaye Xingkong Enterprise Management Co., Ltd.
1.224	Shanghai Juzhou Hotel Management Co., Ltd.
1.225	Yangzhou Jiting Hotel Management Co., Ltd.
1.226	Huazhu Gou (Shanghai) Trading Co., Ltd.
1.227	Ningbo Hongting Investment Management Center LLP
1.228	Shanghai Qiting Hotel Management Co., Ltd.

1.229	Qingdao Xiangye Hotel Management Co., Ltd.
1.230	Shanghai Yide Hotel Management Co., Ltd.
1.231	Shanghai Kaiqingju Hotel Management Co., Ltd.
1.232	Shanghai Anting Hotel Management Co., Ltd.
1.233	Kaifeng Guting Hotel Management Co., Ltd.
1.234	Huazhu (Nantong) Hotel Management Co., Ltd.
1.235	Huazhu Xingkong Investment (Shanghai) Co., Ltd.
1.236	Shanghai Taiting Hotel Management Co., Ltd.
1.237	Shanghai Jiangting Hotel Management Co., Ltd.
1.238	Shanghai Zhenting Hotel Management Co., Ltd.
1.239	Shanghai Twelve Shichen Supply Chain Technology Co., Ltd.

2.	Majority-Owned Subsidiaries
2.01	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.02	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.03	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.04	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.05	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.06	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.07	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.08	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.09	Suzhou Blossom House Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.10	Kunshan Zhouzhuang Blossom House Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.11	Sichuan Blossom House Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.12	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.
2.13	Guangzhou Yahua Puxin Hotel Co., Ltd.	90%	equity interests owned by	Jisu Enterprise Management Co., Ltd.
2.14	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.15	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.16	Chongqing Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.17	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.18	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.19	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.20	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.21	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.22	Shanghai Huiting Hotel Management Co., Ltd. （上海辉庭酒店管理有限公司）	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.23	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.24	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.25	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.26	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.27	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.28	Shenzhen Nanshen Hotel Management Co., Ltd.	88%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.29	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.30	Suzhou Zhujiangnan Hotel Management Co., Ltd.	66%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.31	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.32	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.33	Yongle Huazhu Hotel & Resort Group	50%	equity interests owned by	Huazhu Hospitality (Hong Kong) Limited

2.34	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.	85%	equity interests owned by	Hanting (Shanghai) Enterprise Management Co., Ltd.
2.35	Shenzhen Shijie Chengjia Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.36	Shanghai Ruicheng Hotel Management Co., Ltd.	50%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.37	Shanghai Shenzhou Business Travel Hotel Co., Ltd.	100%	equity interests owned by	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.
2.38	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.39	Beijing Hualige Hotel Management Co., Ltd.	40%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.40	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.41	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100%	equity interests owned by	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.
2.42	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.43	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39%	equity interests owned by	Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.